Exhibit 10.5

AMENDMENT TO NONQUALIFIED STOCK OPTION AWARD AGREEMENTS

THIS AMENDMENT TO NONQUALIFIED STOCK OPTION AWARD AGREEMENTS (“Amendment”) is entered into as of the          day of                     , 2009 by and between Helmerich & Payne, Inc., a Delaware corporation (the “Company”), and                                    (the “Participant”).

W I T N E S S E T H:

WHEREAS, the Company and the Participant have previously entered into certain Nonqualified Stock Option Award Agreements under the Helmerich & Payne, Inc. 1996 Stock Incentive Plan, the Helmerich & Payne, Inc. 2000 Stock Incentive Plan and the Helmerich & Payne, Inc. 2005 Long-Term Incentive Plan listed on Exhibit B (the “Option Agreements”), which granted to the Participant options to purchase shares of Common Stock of the Company (the “Stock Options”) in exchange for the Participant’s performance of future services for the Company pursuant to the terms of the Agreements; and

WHEREAS, the Company and the Participant desire to amend the Award Agreements with respect to the vesting and exercisability of the Stock Options following the termination of employment of the Participant under certain circumstances; and

WHEREAS, the Committee has approved the amendment of the Award Agreements as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree that the Agreements are hereby amended as follows:

1.                                      Section 2 is hereby restated to provide as follows:

“Section 2.  Times of Exercise of Option.  The Participant shall be eligible to exercise the Stock Option pursuant to the vesting schedule set forth on the Cover Page (the “Vesting Schedule”), subject to the applicable provisions of the Plan and this Option Agreement having been satisfied.  Upon satisfaction of the vesting conditions, the Participant may exercise on or after the applicable vesting date specified on the Cover Page (the “Vesting Dates”), on a cumulative basis, the number of Stock Options determined by multiplying the aggregate number of shares of Stock subject to the Stock Option set forth on the Cover Page by the designated percentage set forth on the Cover Page.”

2.                                      Section 3 is hereby restated to provide as follows:

“Section 3.  Term of Stock Option.  Subject to earlier termination as hereafter provided, the Stock Option shall expire at the close of business on the expiration date set forth on the Cover Page and may not be exercised after such expiration date; provided, however, in no event shall the term of the Stock Option be longer than ten years from the Date of Grant.  Unless vesting is accelerated or extended pursuant to the terms of Section 6, unvested Stock Options shall be forfeited upon the Participant’s termination of employment.”

3.                                      Section 6 is hereby restated to provide as follows:

“Section 6.  Vesting of Stock Options on Death, Retirement, Disability or Other Special Circumstances.  In the event of the Participant’s death after the date Participant becomes Retirement Eligible, any and all unvested Stock Options under this Option Agreement shall become automatically fully vested.  In the event the Participant voluntarily terminates employment or terminates employment due to Disability following the date he becomes Retirement Eligible, subject to the provisions of Section 17, the Participant shall be eligible to continue to vest in accordance with the Vesting Schedule provided that (i) the Participant is continuously employed as a full-time employee through the one-year anniversary of the Date of Grant, (ii) the Participant complies with the requirements set forth in Section 16 below at all times during the remainder of the Vesting Schedule and (iii) the Participant executes and delivers to the Company a compliance certificate in the form attached hereto as Exhibit A indicating the Participant’s full compliance with Section 16 on or before November 1 of each year during the remainder of the Vesting Schedule.  For purposes of this Option Agreement, “Retirement Eligible” shall mean the date the Participant both (i) attains age 55 and (ii) has 15 or more continuous years of service as a full-time employee of the Company or a Subsidiary.  The Committee, in its sole discretion, may accelerate the vesting of Stock Options for which the applicable Vesting Date(s) has not yet occurred upon the Participant’s date of termination of employment if such termination occurs by reason of (i) Disability, (ii) death, or (iii) upon the occurrence of special circumstances (as determined by the Committee).”

4.                                      Section 7 is hereby restated to provide as follows:

“Section 7.  Period of Exercise Upon Termination of Employment.  With respect to shares subject to the Stock Option for which the applicable Vesting Dates have occurred or for which the Committee has accelerated or extended vesting in accordance with Section 6, the Participant, or the representative of a deceased Participant, shall be entitled to purchase such shares during the remaining term of the Stock Option if (i) the Participant’s employment was terminated as a result of death, Disability, or Retirement or (ii) the Participant voluntarily terminated employment after becoming Retirement Eligible.  If the Participant’s employment was terminated for any other reason, the Participant shall be entitled to purchase such vested Stock Options for a period of three months from such date of termination and any Stock Options which remain unvested after such date shall be cancelled.”

5.             The Option Agreements are hereby amended to add a new Section 16 that provides as follows:

“Section 16.  Nonsolicitation.  In the event the Participant is eligible for continued vesting pursuant to Section 6, such continued vesting shall be subject to and contingent upon Participant’s agreement not to solicit the Company’s customers or employees under the terms of this Section 16.  During the period of continued vesting, Participant shall not solicit the established customers of the Company wherever located (or if this geographic area shall be unenforceable by law, then in such geographic area as shall be enforceable) for the sale of any product or service competitive with any product or service offered for sale by the Company at the time of the termination of Participant’s employment.  For purposes of this Option Agreement, “solicit” shall mean to contact an established customer directly, whether by announcement, e-

mail, note, letter or other direct mail, telephone call, personal visit, business meeting, or any other method, which contact either is designed to or has the effect of inducing, promoting or advancing a prohibited sale by Participant or on Participant’s behalf to that customer.  An “established customer” means any entity that Participant knows or should know who is purchasing or has a written or unwritten agreement to purchase one or more products and/or services from the Company at the time of termination of Participant’s employment or any entity with whom the Company had, at the time of the termination of Participant’s employment, exchanged confidential information in anticipation of negotiating for the sale of products and/or services in the foreseeable future.  “Offered for sale” includes products/services which Participant knows or should know have been ordered or have otherwise been prepared by the Company for imminent offering.  Further, during the continued vesting period, Participant shall not, directly or indirectly, solicit for employment or employ any of the Company’s current or former employees on behalf of any other employer.  In the event the Committee determines in its sole judgment that Participant has solicited customers or employees of the Company in contravention of this Section 16, any unvested Options shall be forfeited.”

6.             The Option Agreements are hereby amended to add a new Section 17 that provides as follows:

“Section 17.  Suspension or Termination of Awards.  Notwithstanding anything in the Plan or this Option Agreement to the contrary, if at any time (including after notice of exercise has been delivered) the Committee reasonably believes that the Participant has committed an act of misconduct as described in this paragraph, the Committee may suspend the Participant’s right to exercise or receive any Award pending a determination of whether an act of misconduct has been committed.  If the Committee determines the Participant has committed an illegal act, fraud, embezzlement or deliberate disregard of Company rules or policies (including any violation of the Participant’s non-disclosure, non-compete or similar agreement) that may reasonably be expected to result in loss, damage or injury to the Company, the Committee may (a) cancel any outstanding Award granted to the Participant, in whole or in part, whether or not vested or deferred and/or (b) if such conduct or activity occurs during a Company fiscal year in which there was also an exercise or receipt of an Award, require the Participant to repay to the Company any gain realized or value received upon the exercise or receipt of such Award (with such gain or value received valued as of the date of exercise or receipt).  Cancellation and repayment obligations will be effective as of the date specified by the Committee.  Any repayment obligation may be satisfied in stock or cash or a combination thereof (based upon the Fair Market Value of Common Stock on the day of payment), and the Committee may provide for an offset to any future payments owed by the Company or any affiliate to the Participant if necessary to satisfy the repayment obligation.  The determination regarding cancellation of an Award or a repayment obligation shall be within the sole discretion of the Committee and shall be binding upon the Participant and the Company.”

The Agreements are not amended in any respect except as herein provided.  This Amendment is not intended and shall not be construed as increasing the aggregate number of shares of Common Stock subject to the Stock Options under the Agreements.

All capitalized terms used in this Amendment shall have the same meaning ascribed to them in the Plan and the Agreements unless specifically denoted otherwise.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

“Company”	Helmerich & Payne, Inc., a Delaware corporation

By:
Name:
Title:

“Participant”

EXHIBIT A

Compliance Certificate

I hereby certify that I am in full compliance with the covenants contained in that certain Amendment to Nonqualified Stock Option Agreement (the “Agreement”) dated as of                               , 2009 between Helmerich & Payne, Inc. and me and have been in full compliance with such covenants at all times during the twelve-month period immediately preceding November 1 of the year designated below.

Dated:

EXHIBIT B

Nonqualified Stock Option Award Agreements

Subject to Amendment

AMENDMENT TO RESTRICTED STOCK AWARD AGREEMENTS

THIS AMENDMENT TO RESTRICTED STOCK AWARD AGREEMENTS (“Amendment”) is entered into as of the          day of                       , 2009 by and between Helmerich & Payne, Inc., a Delaware corporation (the “Company”), and                                  (the “Participant”).

W I T N E S S E T H:

WHEREAS, the Company and the Participant have previously entered into certain Restricted Stock Award Agreements under the Helmerich & Payne, Inc. 2000 Stock Incentive Plan and the Helmerich & Payne, Inc. 2005 Long-Term Incentive Plan listed on Exhibit B (the “Agreements”), which granted to the Participant shares of Common Stock of the Company (the “Restricted Stock”) in exchange for the Participant’s performance of future services for the Company subject to the terms and conditions of the Agreements; and

WHEREAS, the Company and the Participant desire to amend the Agreements with respect to vesting of the Restricted Stock following the termination of employment of the Participant under certain circumstances; and

WHEREAS, the Committee has approved the amendment of the Agreements as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree that the Agreements are hereby amended as follows:

1.             Section 3 of the Award Agreements is hereby restated to provide as follows:

“Section 3.  Timing of Restricted Stock Award.  The Participant shall be eligible to receive the Award pursuant to the vesting schedule set forth on the Cover Page (the “Vesting Schedule”), subject to the applicable provisions of the Plan and this Award Agreement having been satisfied.  Upon satisfaction of the vesting conditions, the Participant may receive on or after the applicable vesting date specified on the Cover Page (the “Vesting Date”), the number of shares of Stock determined by multiplying the aggregate number of shares of Stock subject to the Award set forth on the Cover Page by the designated percentage set forth on the Cover Page.”

2.             Section 4 of the Award Agreements is hereby restated to provide as follows:

“Section 4.  Term of Restricted Stock Award.  Subject to earlier termination as herein provided, the Restricted Stock Award shall expire at the close of business on the expiration date set forth on the Cover Page and may not become vested after such expiration date.  Unless vesting is accelerated or extended pursuant to the terms of Section 7, unvested shares of Stock subject to the Award shall be forfeited upon Participant’s termination of employment.”

3.             Section 7 of the Award Agreements is hereby restated to provide as follows:

“Section 7.  Vesting of Restricted Stock Awards.  In the event of the Participant’s death after the date Participant becomes Retirement Eligible, any and all unvested shares of Stock under this Award Agreement shall become automatically fully vested.  In the event the Participant voluntarily terminates employment or terminates employment due to Disability following the date he becomes Retirement Eligible, subject to the provisions of Section 17, the Participant shall be eligible to continue to vest in accordance with the Vesting Schedule provided that (i) the Participant is continuously employed as a full-time employee through the one-year anniversary of the Date of Grant, (ii) the Participant complies with the requirements set forth in Section 16 below at all times during the remainder of the Vesting Schedule and (iii) the Participant executes and delivers to the Company a compliance certificate in the form attached hereto as Exhibit B indicating the Participant’s full compliance with Section 16 on or before November 1 of each year during the remainder of the Vesting Schedule.  For purposes of this Award Agreement, “Retirement Eligible” shall mean the date the Participant both (i) attains age 55 and (ii) has 15 or more continuous years of service as a full-time employee of the Company or a Subsidiary.  The Committee, in its sole discretion, may elect to accelerate the vesting for all or any part of the shares subject to the Restricted Stock Award for which the applicable Vesting Date(s) has not yet occurred on the date of the Participant’s termination of employment if such termination occurs by reason of death, termination of employment due to a Disability, or Retirement.”

4.             The Award Agreements are hereby amended to add a new Section 16 that provides as follows:

“Section 16.  Nonsolicitation.

In the event the Participant is eligible for continued vesting pursuant to Section 7, such continued vesting shall be subject to and contingent upon Participant’s agreement not to solicit the Company’s customers or employees under the terms of this Section 16.  During the period of continued vesting, Participant shall not solicit the established customers of the Company wherever located (or if this geographic area shall be unenforceable by law, then in such geographic area as shall be enforceable) for the sale of any product or service competitive with any product or service offered for sale by the Company at the time of the termination of Participant’s employment.  For purposes of this Award Agreement, “solicit” shall mean to contact an established customer directly, whether by announcement, e-mail, note, letter or other direct mail, telephone call, personal visit, business meeting, or any other method, which contact either is designed to or has the effect of inducing, promoting or advancing a prohibited sale by Participant or on Participant’s behalf to that customer.  An “established customer” means any entity that Participant knows or should know who is purchasing or has a written or unwritten agreement to purchase one or more products and/or services from the Company at the time of termination of Participant’s employment or any entity with whom the Company had, at the time of the termination of Participant’s employment, exchanged confidential information in anticipation of negotiating for the sale of products and/or services in the foreseeable future.  “Offered for sale” includes products/services which Participant knows or should know have been ordered or have otherwise been prepared by the Company for imminent offering.  Further, during the continued vesting period, Participant shall not, directly or indirectly, solicit for employment or employ any of the Company’s current or former employees on behalf of any other employer.  In the event the Committee determines in its sole judgment that Participant has solicited customers or employees of the Company in contravention of this Section 16, any unvested shares of Stock shall be forfeited.”

5.             The Award Agreements are hereby amended to add a new Section 17 that provides as follows:

“Section 17.  Suspension or Termination of Awards.  Notwithstanding anything in the Plan or this Award Agreement to the contrary, if at any time (including after notice of exercise has been delivered) the Committee reasonably believes that the Participant has committed an act of misconduct as described in this paragraph, the Committee may suspend the Participant’s right to exercise or receive any Award pending a determination of whether an act of misconduct has been committed.  If the Committee determines the Participant has committed an illegal act, fraud, embezzlement or deliberate disregard of Company rules or policies (including any violation of the Participant’s non-disclosure, non-compete or similar agreement) that may reasonably be expected to result in loss, damage or injury to the Company, the Committee may (a) cancel any outstanding Award granted to the Participant, in whole or in part, whether or not vested or deferred and/or (b) if such conduct or activity occurs during a Company fiscal year in which there was also an exercise or receipt of an Award, require the Participant to repay to the Company any gain realized or value received upon the exercise or receipt of such Award (with such gain or value received valued as of the date of exercise or receipt).  Cancellation and repayment obligations will be effective as of the date specified by the Committee.  Any repayment obligation may be satisfied in stock or cash or a combination thereof (based upon the Fair Market Value of Common Stock on the day of payment), and the Committee may provide for an offset to any future payments owed by the Company or any affiliate to the Participant if necessary to satisfy the repayment obligation.  The determination regarding cancellation of an Award or a repayment obligation shall be within the sole discretion of the Committee and shall be binding upon the Participant and the Company.”

The Agreements are not amended in any respect except as herein provided.  This Amendment is not intended and shall not be construed as increasing the aggregate number of shares of Common Stock granted under the Agreements.  All capitalized terms used in this Amendment shall have the same meaning ascribed to them in the Plan and the Agreements unless specifically denoted otherwise.

*              *              *              *

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

“Company”	Helmerich & Payne, Inc., a Delaware corporation

By:
Name:
Title:

“Participant”

EXHIBIT A

Compliance Certificate

I hereby certify that I am in full compliance with the covenants contained in that certain Amendment to Restricted Stock Award Agreement (the “Agreement”) dated as of                               , 2009 between Helmerich & Payne, Inc. and me and have been in full compliance with such covenants at all times during the twelve-month period immediately preceding November 1 of the year designated below.

Dated:

EXHIBIT B

Restricted Stock Award Agreements

Subject to Amendment